UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 3, 2020, Inovio Pharmaceuticals, Inc. (the “Company”) filed a complaint in the Court of Common Pleas of Montgomery County, Pennsylvania seeking, among other requests for emergency relief, to compel VGXI, Inc. and GeneOne Life Science, Inc. (together, “VGXI”) to facilitate the transfer of manufacturing methods, using VGXI’s technology, under the parties’ existing supply agreement (the “Supply Agreement”). The technology transfer, which the Company has requested as permitted under the Supply Agreement, will allow for the large-scale manufacture of the Company’s product candidate INO-4800, a new vaccine candidate against the disease, known as COVID-19, caused by the outbreak strain of the coronavirus SARS-CoV-2. The Company believes that widespread availability of its potential COVID-19 vaccine, which can only be achieved through accelerated large-scale manufacture following clinical trials and regulatory approval, is essential to combat the ongoing global coronavirus pandemic.

As described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 12, 2020, the Company and VGXI entered into the Supply Agreement in 2008. Under the Supply Agreement, VGXI produces and supplies the DNA plasmids for the Company’s research and early clinical trials for its product candidates. There are no purchase commitments by the Company under the Supply Agreement; rather, terms of purchase are determined on an individual purchase order basis. Under the Supply Agreement, the Company has agreed to treat VGXI as its most favored supplier for DNA plasmids, and VGXI has agreed to treat the Company as its most favored customer.

In January 2020, the Company began preclinical studies of INO-4800 in an effort to develop a potential vaccine for an urgent public health need. In April 2020, the Company received approval from the U.S. Food and Drug Administration (the “FDA”) to begin a Phase 1 clinical trial of INO-4800. If the initial safety and immunogenicity data from the Phase 1 trial are acceptable, the Company plans to advance the development of INO-4800 into later-stage efficacy trials in the second half of 2020, subject to further regulatory guidance from the FDA. The Company has a goal of producing one million doses of INO-4800 by the end of 2020, with its existing capacity and contract resources, for further clinical trials or emergency use.

VGXI informed the Company that it did not have the capacity to manufacture the Company’s full order of DNA plasmids on the requested timeline, nor would it be able to manufacture plasmids for the commercial sale of INO-4800, if it were to be approved for sale. The Company began discussions with other third-party contract manufacturers, as permitted by the Supply Agreement. As previously announced, in March and April 2020, the Company engaged Ology Bioservices Inc. and Richter-Helm BioLogics GmbH & Co. KG to support large-scale manufacturing of INO-4800. Richter-Helm BioLogics has manufactured the Company’s DNA medicine candidate VGX-3100, currently in Phase 3 trials as a potential treatment for precancerous cervical dysplasia, since 2015 using a process technology that was transferred by VGXI at that time. The Company intends to engage additional contract manufacturers for the production of INO-4800.

Following notification of VGXI’s insufficient capacity, the Company requested that VGXI provide the necessary technology transfer materials in order to allow its engaged contract manufacturers to proceed with the manufacture of INO-4800, as required by the Supply Agreement. In May 2020, following further discussions between the parties, VGXI notified the Company of its refusal to undertake the Company’s request, leading the Company to initiate legal proceedings as an emergency action to compel the technology transfer required of VGXI by the Supply Agreement for the planned large-scale manufacture of the Company’s COVID-19 vaccine candidate.

Forward-Looking Statements

This report contains certain forward-looking statements relating to the Company’s business that involve a number of risks and uncertainties, including statements related to expected development and manufacturing of its vaccine candidate INO-4800. These statements may be identified by introductory words such as “may,” “expects,” “plan,” “believe,” “will,” “achieve,” “anticipate,” “would,” “should,” “subject to” or words of similar meaning, or by the fact that they do not relate strictly to historical or current facts. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ from the expectations set forth herein as a result of a number of factors, including, but not limited to, the risk that the Company may not be able to procure the necessary contract manufacturing capacity in order to sufficiently produce INO-4800 on the planned timeline, as well as other factors discussed in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as other filings that the Company makes with the SEC from time to time. There can be no assurance that any of the forward-looking information provided herein will be proven accurate.

In addition, the forward-looking statements included in this report represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: June 3, 2020	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer